SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

         Date of Report: June 17, 1998
(Date of earliest event reported)


                    Nomura Asset Securities Corporation
                Commercial Mortgage Pass-Through Certificates
                             Series 1998-D6
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         (Exact Name of registrant as specified in its charter)

Delaware                    33-48-48-1-06                    13-3672336
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(State or Other Juris-      (Commission                  (I.R.S. Employer
diction of Incorporation)   File Number)                 Identification Number)


Two World Financial Center, Building B, New York, New York       10281
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(Address of Principal Executive Office)                        (Zip Code)


Registrant's telephone number, including area code:             212-667-9300
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                  This Document contains exactly 384 Pages.
                     The Exhibit Index is on Page 5 .

ITEM 5.  OTHER EVENTS

                  This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1998-D6 issued pursuant to a Pooling and Servicing Agreement, dated as of March 30, 1998 (the "Pooling and Servicing Agreement"), by and among Nomura Asset Securities Corporation (the "Company"), as depositor, AMRESCO Services, L.P., as servicer, Criimi Mae Services Limited Partnership as initial special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                  Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                  Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the June 17, 1998 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a)
(i) thereof.

                  This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

(c)     Exhibits


                  Item 601(a) of
                  Regulation S-K
Exhibit No.       Exhibit No.          Description


5.1               99                  Monthly distribution report pursuant to
                                      Section 4.02 of the Pooling and Servicing
                                      Agreement for the distribution on
                                      June 17, 1998


5.2               99                  Comparative Financial Status
                                      Report as of  6/11/98

                                      Delinquent Loan Status Report as of
                                      6/11/98

                                      REO Status Report as of 6/11/98

                                      Watch List as of 6/11/98

                                      Historical Loan Modification Report
                                      as of 6/11/98

                                      Historical Loss Estimate Report as of
                                      6/11/98

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        AMRESCO SERVICES, L.P., IN
                                        ITS CAPACITY AS SERVICER
                                        UNDER THE POOLING AND
                                        SERVICING AGREEMENT ON
                                        BEHALF OF  ASSET SECURITIZATION
                                        CORPORATION, REGISTRANT





                                         By:  ______________________
                                            Daniel B. Kirby,
                                            Senior Vice President


                                         By:  ______________________
                                            Sean D. Reilly
                                            Vice President


Date: June 26, 1998

                         EXHIBIT INDEX



                  Item 601(a) of
                  Regulation S-K
Exhibit No.       Exhibit No.         Description


5.1               99                  Monthly distribution report pursuant to
                                      Section 4.02 of the Pooling and Servicing
                                      Agreement for the distribution on
                                      June 17, 1998


5.2               99                  Comparative Financial Status
                                      Report as of 6/11/98

                                      Delinquent Loan Status Report as of
                                      6/11/98

                                      REO Status Report as of 6/11/98

                                      Watch List as of  6/11/98

                                      Historical Loan Modification Report
                                      as of 6/11/98

                                      Historical Loss Estimate Report as of
                                      6/11/98